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                                                                     EXHIBIT 23

                           INDEPENDENT AUDITORS CONSENT


     We consent to the incorporation by reference in Registration Statement No. 33-26617A of CBR Brewing Company, Inc. on Form S-8 of our report dated March 31, 2000 appearing in this Annual Report on Form 10-K of CBR Brewing Company, Inc. for the year ended December 31, 1999.

/s/ Deloitte Touche Tohmatsu
Hong Kong
March 31, 2000